UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2009 - (January 22, 2009)

SOUTH SHORE RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-31289
(State or other jurisdiction of incorporation)	(Commission File No.)

Times Square, P.O. Box 663, Leeward Highway
Providenciales, Turks & Caicos Islands
British West Indies
(Address of principal executive offices and Zip Code)

(416) 281-3335
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE.

We announce that to assist in increasing global awareness of its products and corporate profile it has now incorporated language translation services to its online Press Releases. This will assist in offsetting any language barriers which may have been encountered by visitors and the investment community in the past.

The company’s online Press Release webpage www.southshoreresourcesinc.com/press/press-release.html now has the ability to be viewed in 6 different languages (English, French, German, Spanish, Italian & Greek).

All the visitors have to do is select the links to the translations at the bottom of each Press Release.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 21st day of January, 2009.

SOUTH SHORE RESOURCES INC.

BY:   MICHAEL KABIN
         Michael Kabin
         Principal Executive Officer, Secretary and a
         member of the Board of Directors